AVAILABLE-FOR-SALE SECURITIES	3 Months Ended
Mar. 31, 2012
AVAILABLE-FOR-SALE SECURITIES
AVAILABLE-FOR-SALE SECURITIES

7.     AVAILABLE-FOR-SALE SECURITIES

  During the three months ended March 31, 2012, the Company received proceeds of nil (2011 — $8.8 million) and recognized a gain before income taxes of nil (2011 — $4.4 million) on the sale of certain available-for-sale securities. Available-for-sale securities consist of equity securities whose cost basis is determined using the average cost method. Available-for-sale securities are carried at fair value and comprise the following:

	As at March 31, 2012	As at December 31, 2011
Available-for-sale securities in an unrealized gain position
Cost (net of impairments)	$17,500	$127,344
Unrealized gains in accumulated other comprehensive income	6,517	16,408

Estimated fair value	24,017	143,752

Available-for-sale securities in an unrealized loss position
Cost (net of impairments)	$113,460	1,717
Unrealized losses in accumulated other comprehensive income	(5,098)	(58)

Estimated fair value	108,362	1,659

Total estimated fair value of available-for-sale securities	$132,379	$145,411

  The Company's investments in available-for-sale securities consist primarily of investments in common shares of entities in the mining industry. During the three months ended March 31, 2012, certain investments fell into an unrealized loss position. At March 31, 2012, the fair value of investments in an unrealized loss position was $108.4 million with a total unrealized loss of $5.1 million. The Company evaluated these securities in relation to the severity and duration (less than three months in all cases) of the impairment. Based on that evaluation and the Company's ability and intent to hold those investments for a reasonable period of time sufficient for a forecasted recovery of fair value, the Company does not consider those investments to be other-than-temporarily impaired as at March 31, 2012.